UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2018

IXYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1590 Buckeye Drive Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 457-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 4, 2018, Littelfuse, Inc. (“Littelfuse”) and IXYS Corporation (“IXYS”) issued a joint press release announcing the election deadline of January 12, 2018 by which IXYS stockholders of record may elect to receive cash, shares of Littelfuse common stock or both as merger consideration pursuant to the Agreement and Plan of Merger, dated as of August 25, 2017, amended as of December 4, 2017, by and among Littelfuse, IXYS, Iron Merger Co., Inc. and IXYS Merger Co., LLC (the “Merger Agreement”). The press release also announced that the parties expect to close the transaction on January 17, 2018, subject to the satisfaction of the conditions of the Merger Agreement, including the adoption of the Merger Agreement by IXYS stockholders. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning IXYS, Littelfuse, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of IXYS and Littelfuse, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements.

Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the risk that required regulatory approvals or approval from the stockholders of IXYS are not obtained; (2) potential litigation relating to the proposed transaction; (3) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (4) risks that the proposed transaction disrupts the current plans and operations of IXYS or Littelfuse; (5) the ability of IXYS and Littelfuse to retain and hire key personnel; (6) competitive responses to the announcement or completion of the proposed transaction; (7) unexpected costs, charges or expenses resulting from the proposed transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) legislative, regulatory and economic developments; and (11) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in IXYS’ and Littelfuse’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively, and IXYS’ and Littelfuse’s more recent reports filed with the SEC. Neither IXYS nor Littelfuse undertakes any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information and Where to Find It

In connection with the proposed transaction, IXYS and Littelfuse have filed and will file relevant materials with the Securities and Exchange Commission (“SEC”). Littelfuse has filed with the SEC a registration statement on Form S-4 (Registration No. 333-221147) (the “registration statement”) containing a proxy statement of IXYS that also constitutes a prospectus of Littelfuse (the “proxy statement/prospectus”). This document is not a substitute for the registration statement or proxy statement/prospectus or any other document which IXYS or Littelfuse may file with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENT TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IXYS, LITTELFUSE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. A definitive proxy statement/prospectus has been sent to IXYS stockholders. Investors and stockholders are able to obtain free copies of these materials through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials by contacting IXYS Investor Relations at (408) 457-9000 or investorrelations@ixys.net (for documents filed with the SEC by IXYS) or Littelfuse Investor Relations at (773) 628-1000 (for documents filed with the SEC by Littelfuse).

Participants in the Solicitation

IXYS, Littelfuse and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of IXYS in respect of the proposed transaction under the rules of the SEC. Information regarding IXYS’ directors and executive officers is contained in IXYS’ Annual Report on Form 10-K for the year ended March 31, 2017, which was filed with the SEC on June 12, 2017, and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on July 28, 2017. Information regarding Littelfuse’s directors and executive officers is contained in Littelfuse’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 27, 2017, and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the solicitation of the stockholders of IXYS and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated January 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXYS CORPORATION
Dated: January 4, 2018
/s/ Uzi Sasson
Name: Uzi Sasson
Title: President and Chief Executive Officer